Exhibit 99

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ VINCENT A. FUSCO
----------------------
Vincent A. Fusco
Director and Chief Operations Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ SAMUEL H. PILCH
----------------------
Samuel H. Pilch
Group Vice President and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ CLEVELAND JOHNSON, JR.
----------------------
Cleveland Johnson, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ KENNETH R. O'BRIEN
----------------------
Kenneth R. O'Brien
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ JOHN R. RABEN, JR.
----------------------
John R. Raben, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ JOHN C. LOUNDS
----------------------
John C. Lounds
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ MICHAEL J. VELOTTA
----------------------
Michael J. Velotta
Director, Vice President, General Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ MARCIA D. ALAZRAKI
----------------------
Marcia D. Alazraki
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ PATRICIA W. WILSON
----------------------
Patricia W. Wilson
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ JOHN C. PINTOZZI
----------------------
John C. Pintozzi
Director, Vice President and Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ KEVIN R. SLAWIN
----------------------
Kevin R. Slawin
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 18, 2006

/s/ DOUGLAS B. WELCH
----------------------
Douglas B. Welch
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ CASEY J. SYLLA
----------------------
Casey J. Sylla
Director, Chairman of the Board and President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114627, 333-74411, 333-61698, 333-66710
and 811-07467, of the Allstate Life of New York Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



April 18, 2006

/s/ PHYLLIS H. SLATER
----------------------
Phyllis H. Slater
Director